UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2017

SUSGLOBAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-209143	38-4039116
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
incorporation)

200 Davenport Road
Toronto, ON, Canada, M5R 1J2
(Address of principal executive offices) (zip code)

(416) 223-8500
(Registrant's telephone number, including area code)

Copies to:
Thomas Rose, Esq.
Sichenzia Ross Ference Kesner LLP
1185 Avenue of the Americas, 37th Floor
New York, New York 10036
Phone: (212) 930-9700
Fax: (212) 930-9725

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company  [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.11 [  ]

SEC 873(04-17) Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 1.01  Entry into a Material Definitive Agreement.

On September 13, 2017,  SusGlobal Energy Corp. a Delaware Corporation (the “Company”), SusGlobal Energy Belleville Ltd., (“SusGlobal Energy Belleville”), a subsidiary of  the Company, SusGlobal Energy Canada Corp., a  subsidiary of the Company (“SusGlobal Energy Canada”), SusGlobal Energy Canada 1 Ltd. a subsidiary of the Company (the Company, SusGlobal Energy Belleville, SusGlobal Energy Canada, and SusGlobal Energy Canada I Ltd., are collectively referred to as the “Borrowers”) and the Lender entered into a Variable Rate Business Loan Agreement (the “Loan Agreement”) pursuant to which the Lender established in favor of the Borrowers a non-revolving term facility in the amount of $3,055,836 ($3,724,147 CAD) (the “Loan’). The maturity date of the Loan is September 13, 2022 and no amount repaid may be reborrowed.  Interest on the Loan is equal to the Lender’s Base Rate (as defined in the Loan Agreement) plus 1.25%.  As of the date of the Loan Agreement, the total interest rate is 8.00% per annum compounded monthly. The monthly blended payment of principal and interest is due on the 13th day of each month until the full amount outstanding has been paid.

The Borrowers and the Lender also entered into to an Agreement for Line of Credit Loan pursuant to which Lender agreed to provide a revolving demand credit facility (the “Credit Facility”) to the Borrowers in connection with the Borrowers’ account with the Lender in the aggregate maximum amount to be advanced and outstanding to the Borrowers including principal and interest shall be $227,152 ($276,831 CAD).  The interest rate on the Credit Facility is the same as the interest rate for the Loan and as such was as of September 13, 2017, 8.00% per annum compounded monthly.  The Credit Facility is made available at the discretion of the Lender and the Lender may cancel or restrict the availability of any unused portion of the Credit Facility at any time. Any amount owing under the Credit Facility including principal and interest is repayable on demand and the Lender may terminate the Credit Facility at any time without notice or demand.

Based on the current interest rate, the required monthly blended payment of principal and interest on the Loan and the Credit Facility is $62,004 ($75,564 CAD).  In the event of a default as set forth in the Loan Agreement, principal and interest due on the Loan shall be due and payable.

As security for the payment of the obligations to the Lender under the Loan and Letter of Credit, the Borrowers entered into Business Loan and General Security Agreements with the Lender pursuant to which the Borrowers granted the Lender a security interest in all of the Borrowers’ personal property including Inventory, Equipment, Receivables, Accounting Books of Record, Chattel Paper, Goods, Money and Securities.

Asset Acquisition

SusGlobal Energy Belleville , a wholly owned subsidiary of the Company, SusGlobal Energy Canada Corp., a wholly owned subsidiary of the Company and BDO Canada Limited, solely in its capacity as Court appointed receiver of Astoria Organic Matters Ltd., and Astoria Organic Matters Canada LP, and not in any other capacity, entered into an Asset Purchase Agreement , dated July 27, 2017, which was amended by (i) the Amendment to the Asset Purchase Agreement dated August 1 , 2017, (ii) the Second Amendment to the Asset Purchase Agreement dated August 29, 2017, and (iii) the Third Amendment to the Asset Purchase Agreement (the Asset Purchase Agreement as amended is referred to as the “Asset Purchase Agreement”) on September 14, 2017. The transaction contemplated in the Asset Purchase Agreement closed on September 15, 2017. Pursuant to the Asset Purchase Agreement, SusGlobal Energy Belleville purchased certain assets and certain liabilities of Astoria Organic Matters Ltd. (“Astoria Ltd”) and Astoria Organic Matters Canada LP (“Astoria Canada” and together with Astoria Ltd. “Astoria”) from BDO Canada Limited as receiver of the assets, undertakings and properties of Astoria.

Pursuant to the Asset Purchase Agreement the purchased assets included the following:

•

The lease between 1684567 Ontario Inc. and Astoria Canada, dated June 24, 2013 in respect of all or part of the land municipally known as 704 Phillipston Road, Belleville Ontario and described as Part of Lot 20, Concession 8, Thurlow designated as Part 1, Plan 21R19513, City of Belleville (the “Lands”);

•

The Environmental Compliance Approvals (as defined in the Asset Purchase Agreement”) and issued by the Ministry of the Environment and Climate Change in the name of Astoria and 1684567 Ontario Inc. as of the Closing (as defined in the Asset Purchase Agreement);

•	all structures and fixtures on the Lands;

•	all fixed machinery and fixed equipment on the lands, other than the equipment;

•	all inventory of Astoria;

•	certain contracts as set forth in the Asset Purchase Agreement;

•	all intellectual property owned by Astoria that was used in connection with the purchased assets;

•	customer lists,

•	and books and records,

In connection with the Asset Purchase Agreement the Purchase price was

•	$3,364,241 ($4,100,000 CAD) plus the Receivable Purchase Payment,

•	the issuance of 529,970 restricted shares of SusGlobal Energy’s common stock

•	the amount of the Assumed Liabilities.

Pursuant to the Asset Purchase Agreement, SusGlobal Energy Belleville assumed certain liabilities arising after the Closing as set forth in the Asset Purchase Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 1.01 above

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSGLOBAL ENERGY CORP.

Dated: September 19, 2017	By:	/s/ Marc Hazout
Name: Marc M. Hazout
Title: President